Filed Pursuant to Rule 497
File No. 333-196458
October 30, 2014

PROSPECTUS SUPPLEMENT
(To Prospectus Dated October 15, 2014)

1,237,690 Shares

THE HERZFELD CARIBBEAN BASIN FUND, INC.

Common Stock

Issuable Upon Exercise of Rights
to Subscribe for Such Shares of Common Stock

This prospectus supplement supplements the prospectus dated  October 15, 2014, which relates to the issuance of non-transferable rights to subscribe for shares of common stock of The Herzfeld Caribbean Basin Fund, Inc. You should carefully read this prospectus supplement together with the prospectus before investing in our common stock. You should also review the information set forth under “Risk Factors and Special Considerations” beginning on page 17 of the prospectus before investing.

Extension of Expiration Date

The Herzfeld Caribbean Basin Fund, Inc. has extended the expiration date of its non-transferable rights offering to 5:00 p.m., Eastern  Standard Time, December 4, 2014.  As a result of this extension, set forth below are important dates to remember relating to this offering:

Important Dates for the Offer
Record Date:	October 9, 2014
Subscription Period:	October 16, 2014 to December 4, 2014
Expiration Date :	December 4, 2014
Pricing Date:	December 4, 2014
Subscription Certificate and
Payment for Shares Due*	December 4, 2014
Notice of Guaranteed Delivery Due*	December 4, 2014
Final Payment for Shares (if any) Due**	December 9, 2014
Confirmation Mailed to Participants	December 18, 2014

*
Record Date Stockholders exercising Rights must deliver to the Subscription Agent by the Expiration Date either (i) the Subscription Certificate together with the estimated payment or (ii) a Notice of Guaranteed Delivery.

**
Additional amounts may be due at settlement for additional shares purchased upon exercising Rights because the Estimated Subscription Price may be less than the actual Subscription Price. See “The Offering - Payment for Shares.”